Supplement to the
Fidelity® SAI Real Estate Index Fund
September 29, 2025
Summary Prospectus

On July 15, 2026, the Board of Trustees approved a plan of liquidation for Fidelity® SAI Real Estate Index Fund ("the fund"). The fund is expected to liquidate no later than December 31, 2026. New positions in the fund may continue to be opened and additional shares may be purchased until the fund's liquidation.
SV8-SUSTK-0726-103 1.9871336.103	July 31, 2026